UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21419
SPARX Asia Funds

(Exact name of registrant as specified in charter)
360 Madison Avenue
New York, New York 10017

(Address of principal executive offices) (Zip code)
Kevin T. Medina, Esq.
SPARX Investment & Research, USA, Inc.
360 Madison Avenue
New York, New York 10017

(Name and address of agent for service)
registrant’s telephone number, including area code: 212-452-5000
Date of fiscal year end: October 31
Date of reporting period: April 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
SPARX Japan Fund
SPARX Japan Smaller Companies Fund
SPARX Asia Pacific Opportunities Fund
SPARX Asia Pacific Equity Income Fund
SPARX Asia Funds
Semi-Annual Report
April 30, 2008

This report is for the information of the shareholders of SPARX Asia Funds. Its use in connection with any offering of the Funds’ shares is authorized only in the case of a concurrent or prior delivery of the Trust’s current prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Japan Fund
Fund Commentary
During the six month period from November 2007 through April 2008, the overall Japanese equity market slumped due largely to growing concerns about the possibility of “spillover” from the credit crisis in the U.S. Investor sentiment was also hurt as the Japanese Yen (JPY) strengthened against the U.S. Dollar (USD) following widely expected interest rate cuts by the U.S. Federal Reserve Bank (FRB). However, by the end of the period the Japanese equity market had rebounded sharply as the TOPIX index of all shares traded on the first section of the Tokyo Stock Exchange finished on a positive note, climbing some +12.01% in the month of April. That rally, the biggest since March of 1999, came after the TOPIX had fallen for five consecutive months—a first in its own right since October of 2002. Though Japanese equity prices moved dramatically over the six month period, in our opinion, there was no substantial change in long term fundamentals for the Japanese economy. According to our research, organic secular growth proved elusive for Japan and the country remained dependent on robust overseas demand, particularly from emerging economies.
Within this environment, for the six-month period ended April 30, 2008, the SPARX Japan Fund Investor Shares had a total return of -9.42% and the Institutional Shares had a total return of -9.43%.1 The Fund’s performance compared to a loss of 15.34% on the TOPIX index (including dividends), the blue chip Nikkei 225 stock average’s 16.56% drop and a 17.99% decline in the small and mid-cap heavy JASDAQ (all figures in Japanese Yen terms).2 The main detractors to the Fund’s performance in terms of the TOPIX’s 33 leading industry sectors included companies involved in wholesale trade, miscellaneous manufacturing and real estate; whereas the relatively better performers were in the retail trade, information technology and pharmaceutical industry sectors.
During the period, the Fund benefited most from its investments in companies whose growth drivers have shifted from a domestic business-centered model to a more prominent role for their overseas business lines. It is our view that this strategy has begun to pay off for the Fund after multi-year initial investments in what we have long considered to be promising companies such as a bicycle parts manufacturer Shimano Inc., factory automation sensor maker Keyence Corp. and a precision machinery parts distributor Misumi Group Inc.3
Shimano’s core product, bicycle parts, enjoys strong brand name recognition globally stemming from its products’ reputation for excellence in such areas as weight reduction and increased durability. That, in our view, has enabled the company to maintain an industry-leading 70% global market share and high operating profit margins. We believe Shimano, which generates about 85% of its revenue overseas, will continue to profit from a steady expansion in the upscale bicycling market due to increased awareness about health and environmental issues, particularly in developed economies. We also find much to commend in the company management’s emphasis on maximizing shareholders’ return by, for example, using Shimano’s ample free cash flow to conduct share buybacks that have reduced the number of shares outstanding by 30% over the past five years alone.
Keyence, which uses its expertise in factory automation consulting to sell industrial sensors and highly sensitive measurement control equipment, is one of the most profitable companies in Japan, with an operating profit margin of approximately 50%. Going forward, we believe the company will be a beneficiary of burgeoning demand for its efficiency technology in emerging economies such as China due to a slow but steady increase in their labor costs. Given the fact that Keyence has had net cash on its balance sheet worth 30% of its market capitalization, we view the company’s recent price of earnings ratio of fourteen times as extremely attractive in that it leaves plenty of room for further upside in the stock.
Misumi Group specializes in catalog sales of standardized parts for cast metal dies used on large-scale factory production lines. In the past, these so-called “mother dies” were usually handcrafted on a custom order basis to ensure their durability and precision. But the lack of scale economies inherent in such labor intensive production provided an opening for Misumi, which achieved quick success by introducing the standardizing of parts for high-quality dies and also selling these components via a catalog at fixed prices. This novel approach allowed clients to shorten their lead time for adding new production lines while also keeping a lid on costs. Incidentally, Misumi’s innovations also inadvertently helped a whole cottage industry of second-tier Japanese suppliers and subcontractors survive since purchasers of Misumi’s low-cost dies faced less pressure on them to squeeze margins on other parts makers. With a broad range of dies for any number of industrial applications, the Japanese die industry now dominates the field with a 30% global market share. As the demand for dies has been expanding on the back of industrialization in emerging economies, Misumi has been able to increase its overseas sales dramatically, especially within Asia. We continue to hold the name in our portfolio because we expect it to continue to benefit from economic growth in Asia on the basis of its numerous competitive advantages, none more so than its superior craftsmanship.
On the other hand, the primary detractors to Fund’s performance during the period included general trading houses such as Itochu Corp., Marubeni Corp. and Sumitomo Corp.3 The stock prices of these general trading companies dropped sharply over a compressed time frame due mostly, in our view, to increased concern over the potential negative impact that a slowdown in the U.S. economy could have on Asia’s economies. Based on our bottom-up research, however, we reaffirmed our belief that there were no substantive changes in the fundamentals of these companies. Indeed, since the end of WWII, trading houses such as these have played a key role in the growth of the Japanese economy by procuring natural resources and spearheading overseas operations with locally deployed staff. Yet beginning in the early 1990’s, the demand for these traditional business services declined precipitously, and many investors sold off their holdings in trading houses, which came to be seen by some as dinosaur-like entities. As global commodity prices have climbed steadily in more recent years, investors have developed a fresh appreciation for the expertise of Japan’s trading houses and that sparked an increased appetite for their stocks. Our research indicates that the true value of trading houses lies less as a simple proxy for commodities but rather, in our opinion, in their extensive networks of on-the-ground professionals in emerging markets. This high level of local know-how has become an invaluable resource for business partners seeking to exploit demand in emerging countries for infrastructure-related projects and other business opportunities. Therefore, we believe that Japanese trading houses will continue to benefit not only from their commodities market acumen but also their human resources, particularly when it comes to long-term economic

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
growth in emerging countries.
As for other investment activities during the Fund’s first fiscal half, we accumulated shares in companies whose valuations have become attractive, in our view, due to the recent sharp decline in prices for a broad array of Japanese stocks. One of these names is shrink-wrap label manufacturer Fuji Seal International, aforementioned factory automation sensor manufacturer Keyence and high performing shoe manufacturer Asics.3 We continue to look for companies with a competitive edge in producing energy-efficient, high-quality and/or uniquely competitive products with superior craftsmanship. Our core investment philosophy holds that companies with those characteristics offer the best potential for finding hidden value in “Japan Inc.” amid an increasingly competitive global marketplace.
Outlook
Looking ahead, the Fund’s management continues to see limits on organic growth in Japan due to constraints such as a chronic lack of population growth, a rapidly aging population and declining birth rates. Moreover, as Japan already enjoys one of the world’s highest levels of worker productivity, we believe that prospects for continued large-scale gains in productivity are somewhat limited. However, while we believe that Japan’s domestic growth may remain restrained—especially in comparison with growth rates in neighboring emerging economies in Asia—there are still plenty of attractive equity investments in the Japanese market. Indeed, the Fund’s portfolio will remain sharply focused on companies which, in our view, have a competitive edge against their global peers in the manufacturing of value-added, energy efficient products with superior craftsmanship and which are well positioned, in our opinion, to tap into the strong growth in other Asian economies.
The line graphs shown above for the Fund assumes an initial investment of $10,000 (minimum initial purchase) in the Investor Shares made at the close of business on 10/31/03 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the TOPIX are calculated in USD and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

SPARX Japan Fund
Institutional Shares
Average Annual Total Return
as of April 30, 2008
			Since
Six			Inception
Months	1 Year	5 Year	(10/31/03)
(9.43%)**	(9.04%)	N/A	11.37%

SPARX Japan Fund
Investor Shares
Average Annual Total Return
as of April 30, 2008
			Since
Six			Inception
Months	1 Year	5 Year	(10/31/03)
(9.42%)**	(9.03%)	N/A	11.21%

**	Not annualized.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	The returns are not annualized. SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume direct expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.25%. In the absence of such waiver, the annualized return for the Fund is estimated to be –9.62% and –9.63% for the Investor Class and the Institutional Class, respectively, for the six months ended April 30, 2008. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[2]	The performance of the Nikkei 225, TOPIX, and JASDAQ indices quoted in the above commentary is in Japanese yen terms. The performance of the aforementioned indices in U.S. Dollars was –7.91%, –6.57% and –9.49%, respectively, for the six month period ended April 30, 2008. Returns for these indices take into account the reinvestment of dividends. The Nikkei 225 stock average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. The TOPIX, also known as the Tokyo Price Index, is an unmanaged capitalized-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The JASDAQ stock index is a capitalization-weighted index of all JASDAQ stocks except The Bank of Japan and all managed issues. The indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	Shimano Inc., Keyence Corp., Misumi Group Inc., Itochu Corp., Marubeni Corp., Sumitomo Corp., Fuji Seal International, Keyence and Asics represented 2.82%, 4.97%, 1.80%, 3.34%, 5.28%, 2.44%, 5.33%, 4.97% and 1.53% of the Fund’s portfolio as of April 30 of 2008, respectively. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Fund Commentary
In the first half of the Fund’s fiscal year, from November through April, the overall equity market in Japan weakened amid high volatility triggered by the U.S. sub-prime loan crisis. While few Japanese companies were directly affected—and most of Japan’s banks’ exposure remains small compared to U.S. and European financial institutions—investors seemed to fear the crisis would slow the U.S. economy and thereby hurt consumer demand for Japanese exports. The gloomy mood continued through March, but began to dissipate in April as Japan’s stocks partook in a worldwide equity rally buoyed by hopes the darkest hour for global credit markets may already have passed.
For the six-month period ended April 30, 2008, the Fund had a total return of –4.08%.1 The Fund’s performance compared to a loss of 20.57% on the MSCI Small Cap Japan Index (including dividends), the blue chip Nikkei 225 stock average’s decline of 16.56%, and a 17.99% drop in the small and mid-cap heavy JASDAQ (all figures in Japanese Yen terms).2
In the trailing months of 2007, pessimistic sentiment was stoked by disappointing earnings results announced in November for the first half of Corporate Japan’s fiscal year through September. On balance, exporters posted good first-half results, but most announced conservative forecasts for the full year due to concerns about a stronger yen against the U.S. Dollar and a global economic slowdown. Domestic-oriented companies, on the other hand, announced lower-than-expected first half earnings and anemic full-year forecasts due to weak domestic consumption, especially for housing, and expectations for further commodity price hikes. As a result, both exporters and commodity-related names faced selling pressure from profit-taking through the end of 2007.
During the first three months of 2008, Japanese stocks continued to drift lower due, once again, largely to growing concerns about the possibility of “spillover” from the credit crisis in the U.S. Investor sentiment in Japan was also hurt as the Japanese yen strengthened against the U.S. Dollar following widely expected interest rate cuts by the FRB. That weighed down shares of many export-related companies (a stronger yen tends to lower the value of repatriated profits and increase the cost of Japanese products overseas). Meanwhile, consumer spending levels in Japan remained underwhelming. Even so, domestic demand-related retail stocks outperformed the rest of the market as they increasingly were viewed as “defensive” plays with attractive valuations. By the end of the Fund’s fiscal half year on April 30, the broader market finally managed to gain ground thanks partly to improved investor sentiment following a rally on Wall Street. This stemmed from a growing sense of optimism that, not only the credit markets as mentioned above, but the entire global economy already may have passed the worst of the downturn. Advancing issues in Japan were led by the financial and real estate sectors, helping to pull up the broader equity market. However, Japanese mid- and small-cap stocks lagged the benchmark indices due, in part, to a weakening of the yen against the dollar and an unwinding of the “defensive” demand evident in the previous month as investors had bid up prices for high dividend smaller caps.
As for our portfolio strategy, beginning in the fall of 2007, we started to shift toward more service sector-related stocks, including Internet–linked issues, due to mounting concerns about yen appreciation and a global economic slowdown. We expected continued severity in the fundamental macroeconomic environment—both in Japan and overseas—into 2008 and therefore positioned the portfolio to invest in companies which we expected to see growth regardless of economic cycles. Taking a closer look at the Fund’s top performers in the half-year period, the gap between contributors and detractors was stark. Our holdings of companies in the service sector, software and technology-related industries—all fields which felt only a muted impact from the recent yen strength and higher commodity prices—continued to outperform over the six-month period. On the other hand, the portfolio’s holdings of outsourcing, real estate and semiconductor-related industries were affected by various problems specific to their underlying markets. Other negative performers included illiquid stocks facing selling pressure from a bid/offer imbalance.
What made the Fund’s single best performer, Japan Wind Development Co., so attractive to us was its newly developed technology for storing wind-generated energy in battery cells.3 We viewed this as a breakthrough which could help smooth out the supply of energy, fickle wind currents notwithstanding. Other contributors to the Fund’s performance included Money Partners Co., Ltd., a major trader of foreign exchange deposits, amid expectations for profit growth resulting from recent currency market volatility, and Ishii Hyoki Co., Ltd., a major printed circuit board manufacturer, due to anticipation for strong demand for the company’s solar cell slicing machines in the current fiscal year.3 Another winner was Yushin Precision Equipment Co., Ltd., a leading manufacturer of factory-automation equipment, due to better-than-expected profits, and because the firm is widely viewed by market participants to be a prime beneficiary from higher penetration rates globally for Blue-Ray DVDs.3
On the other hand, the major detractors included silicon wafer container maker Miraial Co., Ltd., as a result of selling pressure stemming from increased concerns about its short-term earnings momentum, and Prestige International Inc., despite no particularly negative news, due primarily to lower liquidity in our view.3 We do believe, however, that the fundamentals of both of these two names remain sound. In addition, shares of real estate broker Tokyu Livable, Inc. declined sharply, triggered by industry-wide worries about the implementation of an amended (and much more stringent) Building Standards Law and also tighter banks’ lending policies for property investments.3 Another major detractor was United Technology Holdings Co., Ltd. (UTH), a semiconductor outsourcing service firm, which rather suddenly emerged as the top shareholder in one of Japan’s leading temporary staffing agencies this March.3 In the beginning of April, we had discussions with the top management of UTH and were able to confirm that the company’s core businesses remain sound. That having been said, we have decided to hold our position for the time being, but closely monitor UTH going forward to better assess this somewhat surprising new strategic push into temp staffing.
As for the Fund’s other investment activities during the six-month period, we increased weightings in many of our existing holdings which had faced selling pressure despite what we consider to be sound business fundamentals. Also, we added select retail and service sector-related names with what we see as high profit growth potential, including: Message Co., Ltd., an operator of senior citizens’ homes, and Studio Alice Co., Ltd., which operates photography studios specializing in children’s pictures.3 On the other hand, we sold some of our existing names to take profits and raise funds for rotation into equity of companies in which we have more confidence. We furthermore continued to add to our

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
positions of what our research indicates to be “oversold” technology and export-related names with promising profit growth potential, including: Nittoku Engineering Co., Ltd., which is expected to see an increase in demand from China for its automatic coil winding machines, and Dai-Ichi Seiko Co., Ltd., a company expected to benefit from higher overseas demand for its connectors which are used in mobile and other electronic devices.3
Outlook
Going forward, our portfolio strategy will continue to be designed to invest selectively in companies with continuous profit growth potential into this fiscal year and beyond without being held captive to short-time stock price movements. Sector-wise, we continue to look at companies involved in the high-tech, service sector, and real estate industries, which we believe are relatively less influenced by commodity price hikes such as higher crude oil costs. Above all, we will stay focused on conducting fundamentals-based research in an effort to find undervalued companies with sound business strategies, strong balance sheets and high growth potential.
Although the April rally may indicate that the recent turmoil in global financial markets triggered by the U.S. sub-prime issue has conceivably passed its peak, we are still cautious about the outlook for overseas economies, especially in light of the persistent weakness in the U.S. housing market. On the other hand, Japan’s economy also has been weighed down somewhat by lower production and consumption amid a slowdown in the domestic housing market. However, our view is that some of that negative news already has been priced into Japanese equities. In addition, since we believe that Japan’s economy will suffer relatively less damage from global financial problems than other developed countries, our view is that the recovery in Japanese stock prices may be even faster than that which takes place in peer countries’ equity markets. Therefore, our research indicates that shares of Japanese companies with higher-than-expected earnings growth potential may be reevaluated on the upside. Plus, we continue to believe that smaller caps are poised for better performance than larger cap stocks, as presaged by better earnings forecasts, because they tend to be less influenced by fluctuations in overseas economies.
The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI Japan Small Cap Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

SPARX Japan Smaller
Companies Fund
Total Return
as of April 30, 2008
Since
Six		Inception
Months	1 Year	(08/31/07)
(4.08%)**	N/A	5.32%***

**	Not annualized.

***	Cumulative since inception, return is not annualized.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	The returns are not annualized. SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume direct expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the returns for the Fund is estimated to be –6.88% for the six months ended April 30, 2008. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[2]	The performance of the Nikkei 225, JASDAQ, and MSCI Japan Small Cap indices quoted in the above commentary is in Japanese yen terms. The performance of the aforementioned indices in U.S. Dollars was –7.91%, –9.49%, and –12.34%, respectively, for the six month period ended April 30, 2008. Returns for these indices take into account the reinvestment of dividends. The Nikkei 225 stock average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. The JASDAQ stock index is a capitalization-weighted index of all JASDAQ stocks except The Bank of Japan and all managed issues. The MSCI Small Cap Japan Index represents the universe of small capitalization companies in the Japan equity markets. The indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	Japan Wind Development Co., Money Partners Co., Ltd, Ishii Hyoki Co., Yushin Precision Equipment Co., Miraial Co., Prestige International Inc, Tokyu Livable, Inc., United Technology Holdings Co., Message Co., Ltd., Studio Alice Co., Ltd., Nittoku Engineering Co., Ltd, and Dai-Ichi Seiko Co., Ltd. represented 2.07%, 2.83%, 2.46%, 2.56%, 1.52%, 2.97%, 1.07% 1.72%, 2.27%, 2.86%, 2.25%, 0.89% of the Fund’s portfolio as of April 30, 2008, respectively. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX ASIA-PACIFIC OPPORTUNITIES FUND
Fund Commentary
Most Asian markets experienced increased volatility during the November of 2007 to April of 2008 period, with cautious optimism about China’s role as a centrifugal growth engine subsumed by fears about the potential fallout from the spread of the U.S. credit crisis and a downturn in the American economy, a key market for Asia’s exporters. While the region’s markets underwent what we considered to be extreme levels of turbulence—hitting lows not seen since 2001—most of this weakness appeared to be due to a general sense of malaise that settled over global capital markets rather than any readily identifiable weakness in Asian economies per se. Our view was validated, at least in part, by an equity market rebound in March and April as investors bid up many Asian shares amid a renewed sense of optimism about the region’s economic growth prospects and an easing of concerns about the likelihood of a global financial market meltdown.
For the fiscal half year through April 30, 2008, the Fund declined 11.34%1, while the benchmark MSCI All Country (AC) Asia Pacific Ex-Japan Index fell 15.23%2 over the same six-month period. In terms of the Fund’s industry-specific shareholdings, consumer discretionary, financials and industrials were the chief sectors detracting from performance during the first half of the Fund’s fiscal year; whilst utilities were the top contributor. Other relatively better performing sectors for the Fund included information technology and consumer staples. The best performing country-specific investments made by the Fund during the November-to-April period were in Singapore, Thailand and India; whereas the leading detractors were Taiwan, China and Australia. As for individual stocks, the chief contributors to Fund performance in the six months through April 30, 2008 were United Overseas Bank Ltd.,3 Hong Kong Electric Holdings Ltd.4 and Rio Tinto Ltd.5 On the other hand, the biggest detractors from Fund performance were CC Land Holdings Ltd.,6 Macquarie Group Ltd.7 and BHP Billiton Ltd.8
Heightened equity market volatility in the waning months of 2007 was driven more by shifts in investor sentiment and liquidity than any shift in economic fundamentals, in our view. In particular, November was marked by rekindled fears not only that the U.S. sub-prime contagion was spreading to financials globally but also that the fallout might negatively impact the broader American economy. We refrained from making any sweeping changes to the portfolio, but remained sanguine about China’s ability to withstand a major U.S. slowdown. December, however, brought some measure of respite with a broad-based rebound on expectations for increased global liquidity as the FRB and other major central banks engaged in successive rate cuts. This, in addition to aggressive moves by sovereign wealth funds into the U.S. and other industrialized markets, brought a measure of relief to investors in Asian equities, which seemed to grow more hopeful by the day for a return to stability. However, hopes that the rally would carry into 2008 proved unfounded. As fears spread anew about the potential systemic risks of a global credit crunch, January turned out to be one of the worst months for the Asian markets since September of 2001.
While moves by financial authorities in the U.S. and elsewhere helped calm the markets by the end of the Fund’s semi-fiscal year end, it made for a harrowing ride in the intervening months. All the same, it was difficult for us to see how fundamentals could deteriorate fast enough to justify the slumping valuations, especially as 2007 corporate earnings results and forecasts for 2008 were broadly positive in our view. Just how far and fast did the markets slump? The MSCI AC Asia Pacific Ex-Japan Index, as just one example, fell 12.7% during January alone, with the MSCI Asia Ex-Japan Index (which excludes Australia) falling 13.7% during that one month. This was significant, in our view, if for no other reason than that Asian markets had fallen by more than 10% on only four other occasions in the past 15 years—and two of those were during the Asian financial crisis of the late 1990s when the region was viewed as effectively insolvent by many investors. At the same time, in Hong Kong implied volatility levels reached upwards of 65%, matching the level hit in September 1998 when speculators attempted to break the Hong Kong dollar’s peg to the U.S. Dollar. However, companies whose shares dropped the most tended to be larger caps, some of which we already had considered ripe for correction. What’s more, even as capital outflow from Asia reached what appeared to be almost panic-like proportions, our conversations with management of companies in which we were invested indicated that underlying business conditions continued to be very strong.
In what we saw as a signal of confusion about broad macro trends, February was a mixed bag for the region’s equity markets, with some posting double digit gains (such as China, Taiwan and Thailand) amid bargain hunting, and others retreating further (like Hong Kong and India). Yet by March, the situation for most Asian bourses had once again deteriorated markedly. Almost all of the region’s equity markets posted declines in what was one of the most turbulent months since 2002. The weakness was driven almost entirely, in our view, by indistinct worries about the health of the global financial system rather than anything to do specifically with the local economic fundamentals in Asia. Nevertheless, the FRB’s implicit underwriting of the American financial system and apparent removal of counterparty risk in late March proved positive for sentiment and led to a sharp rally for many markets in the closing days of the month which continued into April, but only partially offset the declines from earlier in the year.
Amidst this turmoil in the broader markets, shares of United Overseas Bank (UOB), Singapore’s second-largest lender, benefited from a flight-to-quality trend as investors sought out UOB and other financials deemed to be in a stronger position relative to other lenders. However, we sold our position in UOB in April as we came to believe its discount to fair value had become too narrow. Likewise, the Fund’s investment in Hong Kong Electric Holdings Ltd. also performed well as investors flocked to the relatively safer haven of utilities amid market volatility. As its very generous return on capital is fixed by the local government—and Hong Kong’s regulatory environment is considered to be one of the most attractive in the world—we tend to view Hong Kong Electric’s stock as being more akin to a bond than equity. Even so, we exited this position in March as we believed it no longer offered attractive valuations (although in our view it remains a superb business). Our discipline in this regard means that we not only look for Asia’s best franchises, but also insist that we get them as cheaply as we believe is possible. Shares of Australia’s Rio Tinto, the world’s third largest mining company, rallied mostly on the back of a take-over bid by rival BHP Billiton Ltd. However, we exited our positions in both companies as we felt they were no longer at attractive valuations. What’s more, our view was that the resources sector in general, although very profitable, will experience pressure on margins over the medium term as rapidly rising supplies offset slower increases in demand.
Prominent decliners among our holdings included shares of CC

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
Land, whose stock price suffered from deteriorating sentiment involving investment in mainland China’s property sector. We exited the position in March as we concluded that issues affecting the entire sector may take some time to work through—although our research indicates the discount to fair value remains high. It is our belief this will likely remain a high risk sector and preservation of capital is more important to us than any potential upside. As for Macquarie Group, another Australian holding, its share price weakened as a result of a campaign by “short” hedge funds to convince other investors that the bank’s business model is no better than a house of cards. We strongly disagree with this assessment. Although not without risk, our research indicates Macquarie has no sub-prime exposure and will likely increase profits this year—no mean feat given the environment. Trading at nine times earnings, we believe it still offers an excellent investment opportunity. Shares of BHP, for its part, fell due to a softening in the natural resource market and caution about the company’s bid for Rio Tinto. As noted above, we exited this position during the period.
Outlook
We do believe the moves by the U.S. Fed to reduce worldwide systemic risk and the very bearish positioning of some market participants in Asia has improved risk/reward profiles in the region’s equity markets. However, if major bourses retest or break through recent lows, we would reconsider this view. In the short term, we feel the bias is towards rising markets and lower risk premiums. But in the medium term, we believe the chief risk is the potential for further downside if the U.S. financial crisis worsens, the American economy slows drastically and earnings momentum wanes in Asia. In general, many of our positions are very defensive in terms of their underlying business and so it is our view that these will be relatively unaffected by overall market performance. Nevertheless, our core strategy remains broadly the same, which is to focus on undervalued franchises/absolute value stocks trading at discounts to what we consider to be their intrinsic value.
The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI AC Asia Pacific Ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

SPARX Asia Pacific
Opportunities Fund
Investor Shares
Total Return
as of April 30, 2008
Since
Six		Inception
Months	1 Year	(08/31/07)
(11.34%)**	N/A	10.65%***

**	Not annualized.

***	Cumulative since inception, return is not annualized.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	Not annualized. SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume direct expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the returns for the Fund is estimated to be –13.76% for the six months ended April 30, 2008. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares owned for 60 days or less. Please see the prospectus for more information.

[2]	The MSCI AC Asia Pacific Ex-Japan Index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia and New Zealand. The index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	United Overseas Bank Ltd. represented 5.75% of the Fund’s portfolio as of March 31, 2008. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.

[4]	Hong Kong Electric Holdings Ltd. represented 3.62% of the Fund’s portfolio as of Feb 29, 2008. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.

[5]	Rio Tinto Ltd. represented 3.12% of the Fund’s portfolio as of October 31, 2007. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.

[6]	CC Land Holdings Ltd. represented 1.64% of the Fund’s portfolio as of Feb 29, 2008. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.

[7]	Macquarie Group Ltd. represented 4.94% of the Fund’s NAV as of April 30, 2008. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.

[8]	BHP Billiton Ltd. represented 4.51% of the Fund’s portfolio as of December 31, 2007. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX ASIA PACIFIC EQUITY INCOME FUND
Fund Commentary
Most Asian markets experienced increased volatility during the November of 2007 to April of 2008 period, with cautious optimism about China’s role as a centrifugal growth engine subsumed by fears about the potential fallout from the spread of the U.S. credit crisis and a downturn in the American economy, a key market for Asia’s exporters. While the region’s markets underwent what we consider to be extreme levels of turbulence—hitting lows not seen since 2001—most of this weakness appeared to be due to a general sense of malaise that settled over global capital markets rather than any readily identifiable weakness in Asian economies per se. Our view was validated, at least in part, by an equity market rebound in March and April as investors bid up many Asian shares amid a renewed sense of optimism about the region’s economic growth prospects and an easing of concerns about the likelihood of global financial market meltdown.
For the fiscal half year through April 30, 2008, the Fund fell 3.91%1, while the benchmark MSCI AC Asia Pacific Ex-Japan Index dropped 15.23%2 over the same six-month period. In terms of the Fund’s industry-specific shareholdings, industrials, information technology and consumer discretionary were the chief sectors detracting from performance during the first half of the Fund’s fiscal year; whilst utilities, telecom and health care were the top contributors. The best performing country-specific investments made by the Fund during the November-to-April period were in Taiwan, Singapore and India; whereas the leading detractors were Australia, China and South Korea. As for individual stocks, the chief contributors to Fund performance in the six months through April 30, 2008 were TECO Electric & Machinery Co.,3 CapitaCommercial Trust3 and Public Bank Bhd.3 On the other hand, the biggest detractors from Fund performance were Zhejiang Expressway Co. Ltd.,3 ASX Ltd.3 and Australia and New Zealand Banking Group Ltd.3
Heightened equity market volatility in the waning months of 2007 was driven more by shifting investor sentiment and liquidity rather than any change in economic fundamentals, in our view. In particular, November was marked by rekindled fears not only that the U.S. sub-prime contagion was spreading to financials globally but also that the fallout might negatively impact the broader American economy. We refrained from making any sweeping changes to the portfolio, but remained sanguine about China’s ability to withstand a major U.S. slowdown. December, however, brought some measure of respite with a broad-based rebound on expectations for increased global liquidity as the U.S. Fed and other major central banks engaged in successive rate cuts. This, in addition to aggressive moves by sovereign wealth funds into the U.S. and other industrialized markets, brought a measure of relief to investors in Asian equities, which seemed to grow more hopeful by the day for a return to stability. However, hopes that the rally would carry into 2008 proved unfounded. As fears spread anew about the potential systemic risks of a global credit crunch, January turned out to be one of the worst months for Asian markets since September of 2001.
While moves by financial authorities in the U.S. and elsewhere helped calm the markets by the end of the Fund’s fiscal year in April, it made for a harrowing ride in the intervening months. All the same, it was difficult for us to see how fundamentals could deteriorate fast enough to justify the slumping valuations, especially as 2007 corporate earnings results and forecasts for 2008 were broadly positive in our view. Just how far and fast did the markets slump? The MSCI AC Asia Pacific Ex-Japan Index, as just one example, fell 12.7% during January alone, with the MSCI Asia Ex-Japan Index (which excludes Australia) falling 13.7% during that one month. This was significant, in our view, if for no other reason than that Asian markets had fallen by more than 10% on only four other occasions in the past 15 years—and two of those were during the Asian financial crisis of the late 1990s when the region was viewed as effectively insolvent by many investors. At the same time, in Hong Kong implied volatility levels reached upwards of 65%, matching the level hit in September 1998 when speculators attempted to break the Hong Kong dollar’s peg to the U.S. Dollar. However, companies whose shares dropped the most tended to be larger caps, some of which we already had considered ripe for correction. What’s more, even as capital outflow from Asia reached what appeared to be almost panic-like proportions, our conversations with management of companies in which we were invested indicated that underlying business conditions continued to be very strong.
In what we saw as a signal of confusion about broad macro trends, February was a mixed bag for the region’s equity markets, with some posting double digit gains (such as China, Taiwan and Thailand) amid bargain hunting, and others retreating further (like Hong Kong and India). Yet by March, the situation for most Asian bourses had once again deteriorated markedly. Almost all of the region’s equity markets posted declines in what was one of the most turbulent months since 2002. The weakness was driven almost entirely, in our view, by indistinct worries about the health of the global financial system rather than anything to do specifically with the local economic fundamentals in Asia. Nevertheless, the FRB’s implicit underwriting of the American financial system and apparent removal of counterparty risk in late March proved positive for sentiment and led to a sharp rally for many markets in the closing days of the month which continued into April, but only partially offset the declines from earlier in the year.
Amidst this turmoil in the broader markets, the Fund benefited from its investment in TECO Electric & Machinery Co., shares of which rose thanks to its strong industrial motors business and an overall improvement in investor sentiment about asset prices in Taiwan. TECO has seen surging demand for its industrial motors from global shipbuilders, power generation firms and oil producers, resulting in steady sales and earnings growth. The improved sentiment about asset prices in Taiwan, particularly for real estate-related issues, has bolstered valuations of non-core property assets on TECO’s balance sheet, which we believe will be steadily monetized over the coming years. Meanwhile, the stock price of Capital Commercial Trust (CCT), one of Singapore’s largest real estate investment trusts, performed well as market participants’ fears over investments in REITs subsided. CCT is a REIT of what we believe are high quality, “grade-A” office buildings in Singapore and is managed by CapitaLand—which is widely viewed as the most successful REIT manager in Singapore. Further comfort about the quality of the company comes from the fact that CapitaLand itself is owned by the Singapore Government and so the risk of default is very low, in our view. Shares of CCT offered exceptional value at the time of our investment, according to our research, because it traded at valuations of S$900/sq ft of office space in a market where transactions routinely have taken place at closer to S$2500-3000/sq ft. Another reason we like CCT’s stock is that it has traded at a dividend yield of 5.0% with what we expect

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
to be continued growth over the next several years. We expect that growth to be driven by higher effective rentals as new leases are signed at prevailing market rates. In sum, we think this is an excellent long term investment. Finally, shares of Public Bank also performed well as investors sought protection in what is considered by many to be one of the best capitalized of Malaysia’s banks. With a return on equity of 25%, a rock solid balance sheet and dividend yield of 6.3%, Public Bank, in our view, is a highly attractive investment.
Prominent decliners among our holdings included Zhejiang Expressway, a toll-road operator in eastern China, whose stock suffered largely due to poor performance in the overall Chinese equity market. We have a very low exposure in China stemming from a lack of what we believe to be high quality companies with a history of steadily growing dividend payments. That having been said, Zhejiang, as a toll-road operator, has the benefit of very high margins and stable revenues, according to our research. Equally noteworthy, for us, is that the company earns revenues in the local currency (RMB), which has been appreciating versus the USD at a rate of about 10% a year. Shares of ASX, Ltd. (ASX), which operates Australia’s largest stock exchange, were pushed lower due to falling stock trading volume and fears over greater competition in the stock exchange marketplace. We have spent a lot of time examining this situation and talking to potential competitors of ASX. Our conclusion is that ASX’s franchise is much stronger than the market consensus indicates. At current valuations, offering a 5.5% dividend yield and with virtually no capital requirements, we continue to think that ASX is a great investment. The stock price of Australia and New Zealand Banking Group, Ltd. (ANZ), Australia’s third-largest bank, suffered primarily as a result of turmoil in the global financial markets. Although we do think some of the concerns over the Australian banking sector are valid (for example: high levels of corporate debt and an over-reliance on securitization), we do not believe the market appreciates the franchise value of Australia’s banks and their ability to withstand lower growth. Offering almost a 6.0% dividend yield (and nearer to 8% for tax exempt institutions in Australia due to the franking credit system), it is our view that banks like ANZ are trading at the cheapest valuations in a decade.
Outlook
We do believe the moves by the FRB to reduce worldwide systemic risk and the very bearish positioning of some market participants in Asia has improved risk/reward profiles in the region’s equity markets. However, if major bourses retest or break through recent lows, we would reconsider this view. In the short term, we feel the bias is towards rising markets and lower risk premiums. But in the medium term, we believe the chief risk is the potential for further downside if the U.S. financial crisis worsens, the American economy slows drastically and earnings momentum wanes in Asia. In general, many of our positions are very defensive in terms of their underlying business and so it is our view that these will be relatively unaffected by overall market performance. Nevertheless, our core strategy remains broadly the same, which is to focus on undervalued franchises/absolute value stocks trading at discounts to what we consider to be their intrinsic value.
The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 8/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI AC Asia Pacific Ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

SPARX Asia Pacific
Equity Income Fund
Investor Shares
Total Return
as of April 30, 2008
Since
Six		Inception
Months	1 Year	(08/31/07)
(3.91%)**	N/A	8.59%***

**	Not annualized.

***	Cumulative since inception, return is not annualized.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	Not annualized. SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of the Fund so that the direct expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the returns for the Fund is estimated to be –6.55% for the six months ended April 30, 2008. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares owned for 60 days or less. Please see the prospectus for more information.

[2]	The MSCI AC Asia Pacific Ex-Japan index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia & New Zealand. The index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	TECO Electric & Machinery Co., CapitaCommercial Trust, Public Bank Bhd., Zhejiang Expressway Co. Ltd., ASX, Ltd. and Australia and New Zealand Banking Group Ltd. represented 1.00%, 1.90%, 1.22%, 1.78%, 1.75% and 1.41%, of the Fund’s portfolio as of April 30, 2008, respectively. References to specific securities and their issuers, and to sectors, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor to purchase or sell such securities. Sectors and securities mentioned are presented to illustrate sectors and securities in which the portfolio may invest. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments — April 30, 2008 (unaudited)

Shares		Value
COMMON STOCKS - 96.2%

	Banks - 7.1%
439	Mizuho Financial Group, Inc.	$2,284,621
310	Sumitomo Mitsui Financial Group, Inc.	2,667,675
32,000	Suruga Bank, Ltd.	452,862

		5,405,158

	Chemicals - 10.9%
122,000	Kao Corp.	3,303,158
273,000	Taiyo Nippon Sanso Corp.	2,231,818
39,000	Unicharm Corp.	2,716,987

		8,251,963

	Communication - 0.1%
3,100	Zenrin Co., Ltd.	68,673

	Construction - 3.2%
197,000	Kajima Corp.	663,482
141,000	Obayashi Corp.	684,986
78,000	Shimizu Corp.	368,862
255,000	Taisei Corp.	677,499

		2,394,829

	Electrical Appliances - 8.0%
14,700	Keyence Corp.	3,759,088
8,000	Ricoh Co., Ltd.	138,487
211,000	Toshiba Corp.	1,751,671
38,000	Yaskawa Electric Corp.	385,293

		6,034,539

	Glass & Ceramics Products - 1.3%
212,000	Nippon Sheet Glass Co., Ltd.	976,667

	Iron & Steel - 3.8%
13,800	JFE Holdings, Inc.	758,144
499,000	Sumitomo Metal Industries, Ltd.	2,101,756

		2,859,900

	Land Transportation - 1.5%
217,000	Tokyu Corp.	1,150,673

	Machinery - 5.1%
373,000	IHI Corp.	801,651
67,000	Juki Corp.	250,419
82,100	Komatsu, Ltd.	2,498,623
27,000	Tadano, Ltd.	280,195

		3,830,888

	Marine Transportation - 0.5%
40,000	Kawasaki Kisen Kaisha, Ltd.	407,392

	Metal Products - 1.9%
134,000	NHK Spring Co., Ltd.	963,583
18,900	Sumco Corp.	479,846

		1,443,429

	Nonferrous Metals - 1.7%
71,000	Sumitomo Metal Mining Co., Ltd.	1,291,015

	Other Products - 11.4%
114,000	Asics Corp.	1,155,613
250,000	Fuji Seal International, Inc.	4,026,722
576,000	Mizuno Corp.	3,475,892

		8,658,227

	Pharmaceuticals - 1.1%
78,000	Rohto Pharmaceutical Co., Ltd.	836,095

	Precision Instruments - 2.4%
9,800	Mani, Inc.	608,909
24,400	Terumo Corp.	1,207,856

		1,816,765

	Real Estate - 1.9%
348	NTT Urban Development Corp.	539,926
8,280	Sumitomo Real Estate Sales Co., Ltd.	345,463
55,500	Tokyu Livable, Inc.	544,552

		1,429,941

	Retail Trade - 1.0%
6,600	Ryohin Keikaku Co., Ltd.	438,224
7,900	St. Marc Holdings Co., Ltd.	285,556

		723,780

	Securities - 0.3%
26,800	Kyokuto Securities Co., Ltd.	227,821

	Services - 0.4%
425	Intelligence, Ltd.	271,546

	Transportation Equipment - 14.3%
153,000	Bosch Corp.	878,466
776,000	Isuzu Motors, Ltd.	3,759,214
46,700	Shimano, Inc.	2,134,300
274,000	T.RAD Co., Ltd.	1,468,804
51,200	Toyota Motor Corp.	2,609,246

		10,850,030

	Wholesale Trade - 18.3%
195	Chip One Stop, Inc.*	90,213
241,000	Itochu Corp.	2,524,114
501,000	Marubeni Corp.	3,987,508
70,100	Misumi Group, Inc.	1,363,874
124,300	Mitsubishi Corp.	4,001,382
136,800	Sumitomo Corp.	1,841,779

		13,808,870

	Total Common Stocks	72,738,201

	(Cost $75,175,488)

SHORT-TERM INVESTMENT - 3.3%
2,510,670	BlackRock Liquidity Funds TempFund Portfolio	2,510,670

	Total Short-term Investment	2,510,670

	(Cost $2,510,670)
	Total Investments - 99.5%	75,248,871

	(Cost $77,686,158)
	Net Other Assets And Liabilities - 0.5%	394,686

	NET ASSETS - 100.0%	$75,643,557

*	Non-income producing.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments (continued) — April 30, 2008 (unaudited)
Industry Concentration Table:
(% of Total Net Assets)

Wholesale Trade	18.3%
Transportation Equipment	14.3%
Other Products	11.4%
Chemicals	10.9%
Electrical Appliances	8.0%
Banks	7.1%
Machinery	5.1%
Iron & Steel	3.8%
Construction	3.2%
Precision Instruments	2.4%
Metal Products	1.9%
Real Estate	1.9%
Nonferrous Metals	1.7%
Land Transportation	1.5%
Glass & Ceramics Products	1.3%
Pharmaceuticals	1.1%
Retail Trade	1.0%
Marine Transportation	0.5%
Services	0.4%
Securities	0.3%
Communication	0.1%
Cash And Net Other Assets	3.8%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Portfolio of Investments — April 30, 2008 (unaudited)

Shares		Value
COMMON STOCKS - 92.4%

	Chemicals - 3.5%
16,000	Fujikura Kasei Co., Ltd.	$131,977
3,200	Miraial Co., Ltd.	98,017

		229,994

	Communication - 13.0%
10,000	Software Service, Inc.	134,048
11,600	SRA Holdings, Inc.	177,145
223	Telepark Corp.	207,950
17,000	Tohokushinsha Film Corp.	169,571
135	Works Applications Co., Ltd.	153,419

		842,133

	Computer Software & Services - 1.8%
3,800	Alpha Systems, Inc.	115,586

	Electrical Appliances - 9.3%
64,000	Clarion Co., Ltd.	133,213
3,900	Dai-Ichi Seiko Co., Ltd.	57,546
329	MCJ Co., Ltd.	105,469
11,900	Optex Co., Ltd.	194,474
12,000	Suzuki Co., Ltd.	110,230

		600,932

	Industrial - 2.0%
13,800	Nihon Dengi Co., Ltd.	127,949

	Land Transportation - 0.8%
50	SBS Holdings, Inc.	51,334

	Machinery - 11.6%
9,500	HIRATA Corp.	119,269
6,400	Ishii Hyoki Co., Ltd.	158,159
23,100	Nittoku Engineering Co., Ltd.	144,959
12,100	SATO Corp.	163,418
7,700	Yushin Precision Equipment Co., Ltd.	164,788

		750,593

	Marine Transportation - 2.8%
28,000	Shinwa Kaiun Kaisha, Ltd.	184,873

	Mining - 2.9%
28,000	Kanto Natural Gas Development Co., Ltd.	188,477

	Other Financial Business - 2.8%
161	Money Partners Co., Ltd.	181,798

	Other Products - 5.8%
150	Samantha Thavasa Japan, Ltd.	185,097
141	SRI Sports, Ltd.	191,287

		376,384

	Precision Instruments - 2.4%
18,000	Topcon Corp.	155,764

	Real Estate - 3.4%
73	RISA Partners, Inc.	150,430
7,000	Tokyu Livable, Inc.	68,682

		219,112

	Retail Trade - 4.0%
13,800	Himaraya Co., Ltd.	55,422
32,700	Tokyo Derica Co., Ltd.	127,513
14	Village Vanguard Co., Ltd.	75,897

		258,832

	Services - 18.2%
127	Benefit One, Inc.	127,769
30,800	Culture Convenience Club Co., Ltd.	127,590
800	FujiStaff Holdings, Inc.	157,878
11	Fullcast Co., Ltd.	5,828
25	Kakaku.com, Inc.	129,587
111	Message Co., Ltd.	145,819
150	Prestige International, Inc.	190,969
15,200	Studio Alice Co., Ltd.	183,850
90	United Technology Holdings Co., Ltd.	110,309

		1,179,599

	Textiles And Apparels - 4.4%
83,000	Fujibo Holdings, Inc.	146,758
25,000	Yamato International, Inc.	141,903

		288,661

	Wholesale Trade - 3.7%
33	Japan Wind Development Co., Ltd.	132,948
6,600	Toshin Group Co., Ltd.	107,684

		240,632

	Total Common Stocks	5,992,653

	(Cost $5,896,181)

SHORT-TERM INVESTMENT - 7.4%
478,673	BlackRock Liquidity Funds TempFund Portfolio	478,673

	Total Short-term Investments	478,673

	(Cost $478,673)
	Total Investments - 99.8%	6,471,326

	(Cost $6,374,854)
	Net Other Assets And Liabilities - 0.2%	10,398

	NET ASSETS - 100.0%	$6,481,724

Industry Concentration Table:
(% of Total Net Assets)

Services	18.2%
Communication	13.0%
Machinery	11.6%
Electrical Appliances	9.3%
Other Products	5.8%
Textiles And Apparels	4.4%
Retail Trade	4.0%
Wholesale Trade	3.7%
Chemicals	3.5%
Real Estate	3.4%
Mining	2.9%
Marine Transportation	2.8%
Other Financial Business	2.8%
Precision Instruments	2.4%
Industrial	2.0%
Computer Software & Services	1.8%
Land Transportation	0.8%
Cash And Net Other Assets	7.6%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Opportunities Fund
Portfolio of Investments — April 30, 2008 (unaudited)

Shares		Value
COMMON STOCKS - 93.7%

	Australia - 29.3%
5,928	ASX, Ltd.	$200,859
4,314	Australia and New Zealand Banking Group, Ltd.	89,061
28,856	Babcock & Brown Capital, Ltd.*	112,847
22,450	Brambles, Ltd.	187,364
72,003	ConnectEast Group	91,691
5,235	Macquarie Group, Ltd.	311,695
87,973	Macquarie Infrastructure Group	234,609
62,890	Macquarie Media Group, Ltd.	218,120
6,545	National Australia Bank, Ltd.	185,310
33,906	Transurban Group	218,515

		1,850,071

	China - 1.4%
118,000	Anhui Expressway Co., Ltd.	91,922

	Hong Kong - 21.6%
200,000	CNOOC, Ltd.	355,017
285,000	Cross-Harbour Holdings, Ltd.	271,592
32,000	Great Eagle Holdings, Ltd.	92,836
11,000	Jardine Strategic Holdings, Ltd.	190,764
142,491	Link REIT (The)	341,132
3,300	Standard Chartered PLC	116,012

		1,367,353

	India - 7.2%
2,830	Bharat Electronics, Ltd.	92,513
5,540	Bharti Airtel, Ltd.*	123,277
1,400	Housing Development Finance Corp., Ltd.	96,898
3,220	Infosys Technologies, Ltd., SP ADR	140,682

		453,370

	Singapore - 12.3%
180,000	CapitaCommercial Trust	298,070
110,000	Olam International, Ltd.	218,498
41,000	Singapore Exchange, Ltd.	260,165

		776,733

	South Korea - 12.6%
2,592	Hite Brewery Co., Ltd.	306,064
2,970	S1 Corp.	186,568
585	Samsung Electronics Co., Ltd.†	301,214

		793,846

	Taiwan - 4.8%
52,000	Hon Hai Precision Industry Co., Ltd.	300,517

	Thailand - 1.9%
27,200	Bangkok Bank Public Co., Ltd.	118,335

	United Kingdom - 2.6%
9,600	HSBC Holdings PLC	166,375

	Total Common Stocks	5,918,522

	(Cost $5,909,052)

WARRANTS - 2.6%

	India - 2.6%
45,000	Dabur India, Ltd.*
	Expiration date 01/18/12	118,330
1,100	Infosys Technologies, Ltd.*
	Expiration date 05/10/10	47,349

	Total Warrants	165,679

	(Cost $177,032)

SHORT-TERM INVESTMENT - 3.9%
244,092	BlackRock Liquidity Funds TempFund Portfolio	244,092

	Total Short-term Investments	244,092

	(Cost $244,092)
	Total Investments - 100.2%	6,328,293

	(Cost $6,330,176)

	Net Other Assets And Liabilities - (0.2%)	(13,630)

	NET ASSETS - 100.0%	$6,314,663

*	Non-income producing.

†	Preference stock.

PLC	Public Limited Company

SP ADR Sponsored American Depositary Receipt
Industry Concentration Table:
(% of Total Net Assets)

Commercial Banks	10.7%
Real Estate Investment Trusts	10.1%
Transportation Infrastructure	10.1%
Diversified Financial Services	7.3%
Capital Markets	6.7%
Commercial Services & Supplies	5.9%
Oil, Gas & Consumable Fuels	5.6%
Beverages	4.8%
Semiconductors & Semiconductor Equipment	4.8%
Electronic Equipment & Instruments	4.7%
Diversified Consumer Services	4.3%
Food & Staples Retailing	3.5%
Media	3.4%
Industrial Conglomerates	3.0%
IT Services	3.0%
Wireless Telecommunication Services	2.0%
Personal Products	1.9%
Aerospace & Defense	1.5%
Real Estate Management & Development	1.5%
Thrifts & Mortgage Finance	1.5%
Cash And Net Other Assets	3.7%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments — April 30, 2008 (unaudited)

Shares		Value
COMMON STOCKS - 86.7%

	Australia - 17.4%
725	Aristocrat Leisure, Ltd.	$5,122
3,427	ASX, Ltd.	116,117
4,529	Australia and New Zealand Banking Group, Ltd.	93,499
40,688	Babcock & Brown Japan Property Trust	44,767
11,890	Macquarie Communications Infrastructure Group	50,234
815	Macquarie Group, Ltd.	48,526
41,500	Macquarie Infrastructure Group	110,674
27,984	Macquarie Media Group, Ltd.	97,008
5,553	Santos, Ltd.	83,407
14,631	TABCORP Holdings, Ltd.	157,022
29,063	Telstra Corp., Ltd.	124,749
17,801	Transurban Group	114,722
4,683	Westpac Banking Corp.	107,857

		1,153,704

	China - 3.2%
124,000	Anhui Expressway Co., Ltd.	96,596
112,000	Zhejiang Express Co., Ltd.	117,762

		214,358

	Hong Kong - 9.6%
202,000	Champion Real Estate Investment Trust	103,817
19,000	Citic Pacific, Ltd.	89,313
2,000	CLP Holdings, Ltd.	15,868
33,000	CNOOC, Ltd.	58,578
27,600	Dah Sing Banking Group, Ltd.	52,846
63,500	Hopewell Highway Infrastructure, Ltd.	50,527
64,350	Link REIT (The)	154,058
9,500	Swire Pacific, Ltd., Class A	111,180

		636,187

	Malaysia - 4.0%
115,500	PLUS Expressways Berhad	117,838
22,400	Public Bank Berhad	80,858
12,500	Tanjong PLC	63,793

		262,489

	Philippines - 1.5%
1,050	Philippine Long Distance Telephone Co	63,804
200,000	San Miguel Brewery Hong Kong, Ltd.*	37,852

		101,656

	Singapore - 16.4%
34,000	Ascendas Real Estate Investment Trust	64,906
76,000	CapitaCommercial Trust	125,852
27,000	CapitaMall Trust	69,488
47,000	ComfortDelGro Corp., Ltd.	60,702
43,000	MobileOne, Ltd.	61,399
22,000	Singapore Exchange, Ltd.	139,601
129,000	Singapore Post, Ltd.	110,439
12,000	Singapore Press Holdings, Ltd.	39,416
43,000	Singapore Technologies Engineering, Ltd.	102,376
53,000	SMRT Corp., Ltd.	70,381
109,000	Suntec Real Estate Investment Trust	121,652
8,000	United Overseas Bank, Ltd.	120,238

		1,086,450

	South Korea - 16.7%
3,090	Hyundai Motor Co., Ltd.†	110,959
4,360	Kangwon Land, Inc.	91,016
7,430	Korea Exchange Bank	113,139
2,410	KT Corp.	111,435
1,408	KT&G Corp.	116,544
2,450	LG Dacom Corp.	46,291
16,300	Macquarie Korea Infrastructure Fund	105,337
5,750	Pusan Bank	92,517
1,311	S-Oil Corp.	88,244
1,960	S1 Corp.	123,122
530	SK Telecom Co., Ltd.	106,661

		1,105,265

	Taiwan - 17.9%
94,000	Compal Electronics, Inc.	104,598
41,000	Coretronic Corp.	52,908
70,291	Far EasTone Telecommunications Co., Ltd.	119,449
25,000	Farglory Land Development Co., Ltd.	80,451
58,000	First Financial Holding Co., Ltd.	70,153
25,000	Formosa Chemicals & Fibre Corp.	60,604
9,000	Nan Ya Printed Circuit Board Corp.	47,105
15,000	Novatek Microelectronics Corp., Ltd.	57,655
28,000	Sincere Navigation Corp.	56,313
66,722	Taiwan Mobile Co., Ltd.	126,712
56,000	Taiwan Semiconductor Manufacturing Co., Ltd.	123,085
100,000	Teco Electric & Machinery Co., Ltd.	65,660
123,000	Vanguard International Semiconductor Corp.	98,008
61,000	Wan Hai Lines, Ltd.	54,550
39,000	Wistron Corp.	67,122

		1,184,373

	Total Common Stocks	5,744,482

	(Cost $5,639,206)

WARRANTS - 2.9%

	India - 2.9%
12,500	Colgate-Palmolive, Ltd.*
	Expiration date 02/23/12	125,920
2,500	Glaxosmithkline Pharmaceuticals, Ltd.* Expiration date 05/13/10	67,093

	Total Warrants	193,013

	(Cost $183,076)

SHORT-TERM INVESTMENT - 6.8%
449,165	BlackRock Liquidity Funds TempFund Portfolio	449,165

	Total Short-term Investment	449,165

	(Cost $449,165)
	Total Investments - 96.4%	6,386,660

	(Cost $6,271,447)

	Net Other Assets And Liabilities - 3.6%	238,561

	NET ASSETS - 100.0%	$6,625,221

*	Non-income producing.

†	Preference stock.

PLC	Public Limited Company
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments (continued) — April 30, 2008 (unaudited)
Industry Concentration Table:
(% of Total Net Assets)

Commercial Banks	11.0%
Transportation Infrastructure	10.8%
Real Estate Investment Trusts	10.3%
Wireless Telecommunication Services	7.2%
Diversified Telecommunication Services	4.3%
Semiconductors & Semiconductor Equipment	4.2%
Hotels, Restaurants & Leisure	3.9%
Diversified Financial Services	3.8%
Oil, Gas & Consumable Fuels	3.5%
Real Estate Management & Development	2.9%
Media	2.8%
Computers & Peripherals	2.6%
Road & Rail	2.0%
Personal Products	1.9%
Commercial Services & Supplies	1.8%
Tobacco	1.8%
Air Freight & Logistics	1.7%
Automobiles	1.7%
Marine	1.7%
Aerospace & Defense	1.5%
Electronic Equipment & Instruments	1.5%
Industrial Conglomerates	1.3%
Electrical Equipment	1.0%
Independent Power Producers & Energy Traders	1.0%
Pharmaceuticals	1.0%
Chemicals	0.9%
Capital Markets	0.7%
Beverages	0.6%
Electric Utilities	0.2%
Cash And Net Other Assets	10.4%

Total	100.0%

See accompanying notes to financial statements.

THIS PAGE LEFT INTENTIONALLY BLANK

SPARX ASIA FUNDS
Statements of Assets and Liabilities
April 30, 2008 (unaudited)

		SPARX
	SPARX	Japan Smaller
	Japan	Companies
	Fund	Fund
ASSETS:
Investments:
Investments at cost	$77,686,158	$6,374,854
Net unrealized appreciation (depreciation)	(2,437,287)	96,472

Total investments at value	75,248,871	6,471,326

Cash	3	1
Foreign currency, at value (a)	—	—
Receivables:
Investments sold	—	8,095
Fund shares sold	80,284	50,100
Dividends and interest	558,381	53,492
Receivable from Adviser	—	4,783
Prepaid expenses and other assets	5,592	1,677

Total assets	75,893,131	6,589,474

LIABILITIES:
Payables:
Investments purchased	83,525	3,705
Fund shares repurchased	4,708	—
Advisor fees	44,585	—
Administration fees	9,167	3,816
Audit & Tax fees	31,383	20,585
Trustee fees	13,167	4,594
Custody fees	23,431	17,882
Legal fees	28,866	11,573
Registration fees	—	43,658
Accrued expenses and other payables	10,742	1,937

Total liabilities	249,574	107,750

NET ASSETS	$75,643,557	$6,481,724

NET ASSETS CONSIST OF:
Par value	$5,121	$620
Paid-in-capital	89,945,184	6,222,814
Accumulated net investment income gain (loss)	169,180	(10,752)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(12,012,895)	174,737
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,463,033)	94,305

TOTAL NET ASSETS	$75,643,557	$6,481,724

Institutional Shares:
Net Assets	$55,199,087	$—
Shares outstanding ($0.001 par value, unlimited shares authorized)	3,731,706	—
Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$14.79	$—

Investor Shares:
Net Assets	$20,444,470	$6,481,724
Shares outstanding ($0.001 par value, unlimited shares authorized)	1,389,543	619,773
Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$14.71	$10.46

(a)	Foreign currency held at cost for the SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund were $65,899 and $330,588, respectively.
See accompanying notes to financial statements.

SPARX	SPARX
Asia Pacific	Asia Pacific
Opportunities	Equity Income
Fund	Fund

$6,330,176	$6,271,447
(1,883)	115,213

6,328,293	6,386,660

—	—
66,777	331,513

—	—
—	6,000
21,272	32,596
—	8,542
2,266	2,582

6,418,608	6,767,893

—	38,239
—	—
1,090	—
3,854	3,828
19,585	20,585
4,594	4,594
11,070	16,476
10,231	10,389
43,810	43,810
9,711	4,751

103,945	142,672

$6,314,663	$6,625,221

$589	$629
5,979,108	6,336,816
(37,896)	(756)
376,272	171,743
(3,410)	116,789

$6,314,663	$6,625,221

$—	$—
—	—

$—	$—

$6,314,663	$6,625,221
588,897	628,591

$10.72	$10.54

See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statement of Operations
For the Six Months Ended April 30, 2008 (unaudited)

		SPARX
	SPARX	Japan Smaller
	Japan	Companies
	Fund	Fund
Investment Income:
Dividends	$685,555	$80,325
Less: foreign taxes withheld	(45,430)	(5,296)

Total investment income	640,125	75,029

Expenses:
Advisory fees	377,747	33,805
Administrative and fund accounting fees	58,304	19,251
Custody fees	37,670	23,462
Transfer agent fees and expenses	80,468	6,460
Registration and filing fees	15,531	44,077
Audit & Tax fees	23,527	23,479
Legal fees	5,685	22,392
Reports to shareholders	13,584	—
Trustees fees and expenses	2,655	11,434
Miscellaneous expenses	48,263	10,755

Total expenses before fee waivers and reimbursement	663,434	195,115
Less fee waivers and expenses reimbursed	(192,489)	(150,082)

Net Expenses	470,945	45,033

Net Investment Income	169,180	29,996

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,956,048)	184,239
Foreign currency transactions	(57,332)	(2,918)
Net change in unrealized appreciation (depreciation) on:
Investments (a)	(5,541,299)	(411,633)
Foreign currency translations	(21,590)	(1,951)

Net Realized and Unrealized Loss	(9,576,269)	(232,263)

Net Decrease in Net Assets Resulting From Operations	$(9,407,089)	$(202,267)

(a)	Change in unrealized appreciation/depreciation on securities for the SPARX Pacific Asia Opportunities Fund are net of decrease in deferred foreign capital gains tax of $2,433.
See accompanying notes to financial statements.

SPARX	SPARX
Asia Pacific	Asia Pacific
Opportunities	Equity Income
Fund	Fund

$91,206	$136,747
(8,528)	(11,877)

82,678	124,870

35,069	35,729
19,251	19,251
13,880	21,754
10,240	6,357
44,077	44,077
22,478	23,479
22,818	22,790
—	—
11,434	11,434
11,891	16,992

191,138	201,863
(144,462)	(154,185)

46,676	47,678

36,002	77,192

379,523	170,088
(3,243)	1,692

(1,146,964)	(447,283)
(1,526)	2,307

(772,210)	(273,196)

$(736,208)	$(196,004)

See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Changes in Net Assets

			SPARX Japan Smaller
			Companies
	SPARX Japan Fund		Fund
	Six Months	For the	Six Months	For the
	Ended	Year Ended	Ended	Period Ended
	April 30, 2008	October 31,	April 30, 2008	October 31,
	(unaudited)	2007	(unaudited)	2007 (a)
Investment Activities:
Operations:
Net investment income (loss)	$169,180	$(36,074)	$29,996	$(198)
Net realized gain (loss) on investments and foreign currency transactions	(4,013,380)	(7,077,891)	181,321	(11,658)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,562,889)	852	(413,584)	507,889

Net increase (decrease) in net assets resulting from operations	(9,407,089)	(7,113,113)	(202,267)	496,033

Distributions to Shareholders:
From net investment income:
Investor Shares	—	—	(37,128)	—
From realized gains on investments:
Investor Shares	—	—	—	—

Total distributions	—	—	(37,128)	—

Capital Share Transactions:
Proceeds from shares issued:
Institutional Shares	10,166,850	49,812,810	—	—
Investor Shares	10,845,742	16,064,399	1,183,103	5,087,255
Dividends reinvested:
Institutional Shares	—	—	—	—
Investor Shares	—	—	37,128	—
Cost of share redeemed:
Institutional Shares	(30,358,075)	(66,334,830)	—	—
Investor Shares	(8,093,569)	(21,327,371)	(82,883)	—

Redemption fees	11,425	—	483	—

Change in net assets from capital share transactions	(17,427,627)	(21,784,992)	1,137,831	5,087,255

Net change in net assets	(26,834,716)	(28,898,105)	898,436	5,583,288

Net Assets:
Beginning of period	102,478,273	131,376,378	5,583,288	—

End of period	$75,643,557	$102,478,273	$6,481,724	$5,583,288

Accumulated net investment income gain (loss)	$169,180	$—	$(10,752)	$(3,620)

Other Information:
Share Transactions:
Institutional:
Issued	717,096	3,006,747	—	—
Redeemed	(2,063,441)	(4,017,177)	—	—
Investor:
Issued	758,487	985,022	115,792	508,388
Reinvested	—	—	3,654	—
Redeemed	(572,051)	(1,306,733)	(8,061)	—

Net increase (decrease) in share transactions	(1,159,909)	(1,332,141)	111,385	508,388

(a)	The Fund commenced operations on August 31, 2007.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Changes in Net Assets

SPARX Asia Pacific		SPARX Asia Pacific
Opportunities		Equity Income
Fund		Fund
Six Months	For the	Six Months	For the
Ended	Period Ended	Ended	Period Ended
April 30, 2008	October 31,	April 30, 2008	October 31,
(unaudited)	2007(a)	(unaudited)	2007 (a)

$36,002	$1,144	$77,192	$6,011

376,280	105,594	171,780	86,045

(1,148,490)	1,145,080	(444,976)	561,765

(736,208)	1,251,818	(196,004)	653,821

(67,791)	—	(75,632)	—

(114,662)	—	(96,027)	—

(182,453)	—	(171,659)	—

—	—	—	—
1,825,781	5,116,639	1,398,425	5,047,110

—	—	—	—
182,453	—	171,659	—

—	—	—	—
(1,166,555)	—	(283,308)	—

23,188	—	5,177	—

864,867	5,116,639	1,291,953	5,047,110

(53,794)	6,368,457	924,290	5,700,931

6,368,457	—	5,700,931	—

$6,314,663	$6,368,457	$6,625,221	$5,700,931

$(37,896)	$(6,107)	$(756)	$(2,316)

—	—	—	—
—	—	—	—

171,961	510,314	135,769	504,380
17,036	—	17,132	—
(110,414)	—	(28,690)	—

78,583	510,314	124,211	504,380

See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Institutional Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX Japan Fund
	Six Months
	Ended
	April 30,
	2008		Year Ended October 31,
	(unaudited)		2007	2006		2005		2004
Net Asset Value,
Beginning of period	$16.33		$17.27	$17.44		$13.31		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.03		— (a)	(0.06	) (b)	(0.02	) (b)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(1.57)		(0.94)	0.61		4.87		3.25

Total income (loss) from investment operations	$(1.54)		(0.94)	0.55		4.85		3.21

Less Distributions from:
Investment income	—		—	(0.56)		—		—
Realized gains	—		—	(0.17)		(0.72)		—

Total Distributions	—		—	(0.73)		(0.72)		—

Redemption fees	—	(a)	—	0.01		—	(a)	0.10

Net Asset Value,
End of period	$14.79		$16.33	$17.27		$17.44		$13.31

Total Return	(9.43	)% (c)	(5.44)%	2.90%		38.41%		33.10%
Ratios/Supplemental Data:
Net assets at end of period (in thousands)	$55,199		$82,936	$105,147		$53,166		$8,139
Ratio to average net assets:
Expenses net of waivers and reimbursements	1.25	% (d)	1.25%	1.25%		1.25%		1.25%
Expenses before waivers and reimbursements	1.76	% (d)	1.67%	1.66%		3.63%		9.07%
Net Investment income (loss) (net of waivers and reimbursements)	0.45	% (d)	(0.00)%	(0.30)%		(0.15)%		(0.34)%
Net Investment income (loss) (before waivers and reimbursements)	(0.06	)% (d)	(0.42)%	(0.71)%		(2.53)%		(8.16)%
Portfolio turnover rate	14	% (c)	111%	89%		73%		125%

(a)	Amount represents less than $0.005 per share.

(b)	Calculated based on average shares outstanding.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX Japan Fund
	Six Months
	Ended
	April 30,
	2008		Year Ended October 31,
	(unaudited)		2007	2006		2005		2004
Net Asset Value,
Beginning of period	$16.24		$17.20	$17.41		$13.28		$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	0.03		(0.03)	(0.10	) (a)	(0.06	) (a)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.56)		(0.93)	0.60		4.90		3.26

Total income (loss) from investment operations	(1.53)		(0.96)	0.50		4.84		3.18

Less Distributions from:
Investment income	—		—	(0.55)		—	(b)	—
Realized gains	—		—	(0.17)		(0.71)		—

Total Distributions	—		—	(0.72)		(0.71)		—

Redemption fees	—	(b)	—	0.01		—		0.10

Net Asset Value,
End of period	$14.71		$16.24	$17.20		$17.41		$13.28

Total Return	(9.42	)% (c)	(5.58)%	2.64%		38.36%		32.80%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$20,444		$19,542	$26,230		$23,488		$2,609
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.25	% (d)	1.45%	1.50%		1.50%		1.50%
Expenses before waivers and reimbursements	1.76	% (d)	1.87%	2.22%		4.24%		10.78%
Net investment income (loss) (net of waivers and reimbursements)	0.45	% (d)	(0.62)%	(0.55)%		(0.40)%		(0.59)%
Net investment income (loss) (before waivers and reimbursements)	(0.06	)% (d)	(0.20)%	(1.27)%		(3.14)%		(9.87)%
Portfolio turnover rate	14	% (c)	111%	89%		73%		125%

(a)	Calculated based on average shares outstanding.

(b)	Amount represents less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Japan Smaller
	Companies Fund
	Six Months
	Ended
	April 30,		Period Ended
	2008		October 31,
	(unaudited)		2007 (a)
Net Asset Value,
Beginning of period	$10.98		$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	0.06		—	(b)
Net realized and unrealized gain (loss) on investments	(0.51)		0.98

Total income (loss) from investment operations	(0.45)		0.98

Less Distributions from:
Investment income	(0.07)		—

Total Distributions	(0.07)		—

Redemption fees	—	(b)	—

Net Asset Value,
End of period	$10.46		$10.98

Total Return	(4.08	)% (c)	9.80	% (c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$6,482		$5,583
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	% (d)	1.60	% (d)
Expenses before waivers and reimbursements	6.93	% (d)	9.73	% (d)
Net investment income (loss) (net of waivers and reimbursements)	1.07	% (d)	(0.02	)% (d)
Net investment income (loss) (before waivers and reimbursements)	(4.27	)% (d)	(8.15	)% (d)
Portfolio turnover rate	44	% (c)	13	% (c)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount represents less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific
	Opportunities Fund
	Six Months
	Ended
	April 30,		Period Ended
	2008		October 31,
	(unaudited)		2007 (a)
Net Asset Value,
Beginning of period	$12.48		$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	0.08		—	(b)
Net realized and unrealized gain (loss) on investments	(1.53)		2.48

Total income (loss) from investment operations	(1.45)		2.48

Less Distributions from:
Investment income	(0.13)		—
Realized gains	(0.22)		—

Total Distributions	(0.35)		—

Redemption fees	0.04		—

Net Asset Value,
End of period	$10.72		$12.48

Total Return	(11.34	)% (c)	24.80	% (c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$6,315		$6,368
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	% (d)	1.60	% (d)
Expenses before waivers and reimbursements	6.54	% (d)	9.17	% (d)
Net investment income (loss) (net of waivers and reimbursements)	1.23	% (d)	0.12	% (d)
Net investment income (loss) (before waivers and reimbursements)	(3.71	)% (d)	(7.45	)% (d)
Portfolio turnover rate	67	% (c)	26	% (c)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount represents less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific Equity
	Income Fund
	Six Months
	Ended
	April 30,		Period Ended
	2008		October 31,
	(unaudited)		2007 (a)
Net Asset Value,
Beginning of period	$11.30		$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	0.13		0.01
Net realized and unrealized gain (loss) on investments	(0.60)		1.29

Total income (loss) from investment operations	(0.47)		1.30

Less Distributions from:
Investment income	(0.13)		—
Realized gains	(0.17)		—

Total Distributions	(0.30)		—

Redemption fees	0.01		—

Net Asset Value,
End of period	$10.54		$11.30

Total Return	(3.91	)% (b)	13.00	% (b)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$6,625		$5,701
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	% (c)	1.60	% (c)
Expenses before waivers and reimbursements	6.79	% (c)	9.89	% (c)
Net investment income (loss) (net of waivers and reimbursements)	2.59	% (c)	0.66	% (c)
Net investment income (loss) (before waivers and reimbursements)	(2.59	)% (c)	(7.64	)% (c)
Portfolio turnover rate	27%		43	% (b)

(a)	The Fund commenced operations on August 31, 2007

(b)	Not annualized.

(c)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Notes to Financial Statements
For the Six Months Ended April 30, 2008 (unaudited)
Note 1 — Organization
SPARX Asia Funds (the “Trust”) (formerly known as SPARX Funds Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of four separate investment portfolios (each individually, a “Fund”, and collectively, the “Funds”): SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund. The SPARX Japan Fund commenced operations on October 31, 2003. The SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund commenced operations on August 31, 2007. All the Funds seek long term capital appreciation as their primary investment objective.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).
a. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
b. Investment Valuation
Equity securities are valued at the last reported sale price for the day of valuation. If there is no such reported sale and the valuation is based on the over-the-counter market, a security will be valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of a Fund’s net asset value (“NAV”)), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Trust’s Board of Trustees. In fair valuing a portfolio security, relevant factors that may be considered include, (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.
Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values. Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.
c. Securities Transactions and Investment Income
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis.
d. Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.
Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) on the first day of the Funds’ fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the Funds’ financial statements. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.
e. Share Classes
The SPARX Japan Fund currently offers two classes of shares -Investor Shares and Institutional Shares (to existing investors only). Each class has exclusive voting rights with respect to matters that affect their respective class.
Investment income, realized and unrealized gains and losses are allocated to each class based on relative net assets. General Fund expenses allocated to each Fund within the Trust based on relative net assets of each Fund or on another reasonable basis. Class specific expenses for distribution fees are allocated directly to the appropriate class.
f. Fund Share Transactions
The Funds calculate the NAV of each class by taking the total value of its assets, subtracting its liabilities, and dividing by the number of shares of that class. The Funds calculate the NAV of

SPARX ASIA FUNDS
Notes to Financial Statements
For the Six Months Ended April 30, 2008 (unaudited) (continued)
each class once daily as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on days when the Fund is open for business.
The price of the shares an investor purchases or redeems will be the next NAV of the relevant class after receipt of an order and accepted by the Fund’s transfer agent, or a broker-dealer or other financial intermediary with the authority to accept orders on the Fund’s behalf. A sales or redemption order must be received by the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern Time) in order to receive the current day’s NAV.
g. Distributions to Shareholders
The Funds earn dividends, interest and other income from their investments, and distribute this income (less expense) to shareholders as dividends. The Funds also realize capital gains from their investments and distribute these gains (less any losses) to shareholders as capital gains distributions. The Funds normally pay dividend and capital gains distributions annually, except for the SPARX Asia Pacific Equity Income Fund, which may pay dividends semi-annually.
The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, registration expenses and net operating losses.
h. Foreign Currency
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Funds’ concentration in securities issued by companies located in Asia, the Funds will be particularly subject to the risks of any adverse social, political, and economic events which occur in Asia or affect Asian markets, and the value of the Funds’ shares may be more volatile than funds that do not similarly concentrate their investments.
i. Forward Contracts
The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
j. Redemption Fees
The Funds may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less. The redemption fee is treated as additional paid-in-capital and allocated to each class of shares based on relative net assets.
k. New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied.
In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Management is evaluating the application of the Standard to the Funds, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the Funds’ financial statements.
Note 3 – Investment Advisory Agreement
The Trust, on behalf of the Funds, has an agreement relating to the Funds with SPARX Investment & Research, USA, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. As compensation for its services to the SPARX Japan Fund, the Adviser receives an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund; and for the SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, the Adviser receives an investment advisory fee at an annual rate of 1.20% of the average daily net assets of the Funds; each of which is accrued daily and paid monthly. The Adviser has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume direct expenses of SPARX Japan Fund Institutional and Investor class so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.25% of the average daily net assets and of SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) so the expenses do not exceed 1.60% of the average daily net assets. For SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, if a Fund’s expenses fall below 1.60% of

SPARX ASIA FUNDS
Notes to Financial Statements
For the Six Months Ended April 30, 2008 (unaudited) (continued)
average daily net assets within three years after the Adviser has waived its fees or borne expenses, the Fund will reimburse the Adviser up to the difference between 1.60% and its current actual expenses. Prior to August 13, 2007, the Adviser waived receipt of its fees and/or assumed expenses of SPARX Japan Fund Institutional and Investor Class so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) did not exceed 1.25% and 1.50%, respectively, of the average daily net assets. For the six months ended April 30, 2008, the Adviser waived investment advisory fees as follows:
Fund

SPARX Japan Fund	$192,489
SPARX Japan Smaller Companies Fund	150,082
SPARX Asia Pacific Opportunities Fund	144,462
SPARX Asia Pacific Equity Income Fund	154,185
At April 30, 2008, the amount of potential recovery was as follows:

	Expiration
	October 31,	October 31,
	2011	2010
Fund
SPARX Japan Smaller Companies Fund	$150,082	$70,702
SPARX Asia Pacific Opportunities Fund	144,462	72,528
SPARX Asia Pacific Equity Income Fund	154,185	75,205
Note 4 — Shareholder Servicing and Distribution Plan and Distribution Agreement
The Trust has entered into a distribution agreement with Professional Funds Distributors, LLC (“PFD”), pursuant to which PFD, acts as agent for the distribution of shares of the Funds.
Note 5 — Investment Transactions
For the six months ended April 30, 2008, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases	Sales
	Non-U.S.	Non-U.S.
	Government	Government
SPARX Japan Fund	$10,706,400	$26,792,383
SPARX Japan Smaller Companies Fund	3,464,550	2,467,246
SPARX Asia Pacific Opportunities Fund	4,772,677	3,847,772
SPARX Asia Pacific Equity Income Fund	2,427,244	1,496,297
Note 6 – Federal Tax Information
The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for investments as computed on a federal income tax basis, at April 30, 2008 for each Fund is listed below:

	Gross	Gross	Net
	Unrealized	Unrealized	Appreciation/	Cost of
	Appreciation	Depreciation	(Depreciation)	Investments
Fund
SPARX Japan Fund	$5,922,883	$(8,360,170)	$(2,437,287)	$77,686,158
SPARX Japan Smaller Companies Fund	630,250	(533,778)	96,472	6,374,854
SPARX Asia Pacific Opportunities Fund	252,519	(254,402)	(1,883)	6,330,176
SPARX Asia Pacific Equity Income Fund	367,480	(252,267)	115,213	6,271,447
As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

				Unrealized
	Accumulated	Undistributed	Unrealized	Depreciation	Total
	Capital and	Ordinary	Appreciation	on Foreign	Accumulated
	Other Losses	Income	on Investments	Currency	Earnings
Fund
SPARX Japan Fund	$(6,313,401)	$—	$1,417,898	$(4,156)	$(4,899,659)
SPARX Japan Smaller Companies Fund*	(6,584)	37,094	467,391	(216)	497,685
SPARX Asia Pacific Opportunities Fund*	—	151,609	1,102,803	(1)	1,254,411
SPARX Asia Pacific Equity Income Fund*	—	130,130	526,220	(731)	655,619

*	The Funds commenced operations on August 31, 2007.

SPARX ASIA FUNDS
Notes to Financial Statements
For the Six Months Ended April 30, 2008 (unaudited) (continued)
The tax components of dividends paid during the years ended October 31, 2007 and October 31, 2006 were as follows:

	Distributions Paid in 2007		Distributions Paid in 2006
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Fund
SPARX Japan Fund	$—	$—	$4,194,505	$148,945
SPARX Japan Smaller Companies Fund*	—	—	—	—
SPARX Asia Pacific Opportunities Fund*	—	—	—	—
SPARX Asia Pacific Equity Income Fund*	—	—	—	—

*	The Funds commenced operations on August 31, 2007.
Net capital loss carryforwards as of October 31, 2007, which may be carried forward eight years and are available to offset future realized capital gains and thereby reduce future capital gains distributions are as follows:

	Net Capital Loss Carryover Expiring in
	2014	2015
Fund
SPARX Japan Fund	$967,738	$5,345,663
SPARX Japan Smaller Companies Fund	—	6,584
Note 8 — Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SPARX ASIA FUNDS
Additional Information (unaudited)
Form N-Q
The Trust files complete Portfolio of Investments for each Fund with the U.S. Securities and Exchange Commission (the “SEC”) for the Fund’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.
Proxy Voting
The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information (“SAI”), and are also available (i) upon request, without charge, by calling 1-800-632-1320 or (ii) on the SEC’s website at www.sec.gov.
The Trust’s Proxy Voting Record for the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling 1-800-632-1320 and (ii) on the SEC’s website at www.sec.gov.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
Disclosure of Fund Expenses
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	11/01/07	04/30/08	Ratio (1)	Period (2)
SPARX Japan Fund
Actual Fund Return
Investor Shares	$1,000.00	$906.40	1.25%	$5.92
Institutional Shares	1,000.00	905.70	1.25%	5.92
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,018.65	1.25%	$6.27
Institutional Shares	1,000.00	1,018.65	1.25%	6.27
SPARX Japan Smaller Companies Fund
Actual Fund Return
Investor Shares	$1,000.00	$959.20	1.60%	$7.79
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,016.91	1.60%	$8.02
SPARX Asia Pacific Opportunities Fund
Actual Fund Return
Investor Shares	$1,000.00	$886.60	1.60%	$7.51
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,016.91	1.60%	$8.02
SPARX Asia Pacific Equity Income Fund
Actual Fund Return
Investor Shares	$1,000.00	$960.90	1.60%	$7.80
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,016.91	1.60%	$8.02

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days since commencement of operations in the most recent fiscal half-year, and then divided by 366 (to reflect the one-half year period).

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SPARX ASIA FUNDS
An investment in shares of the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, SPARX Asia Funds, its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.
Past performance is no guarantee of future results.

SPARX ASIA FUNDS
Board of Trustees
Jack R. Thompson, Chairman*
Alice Kane*
Robert Straniere*
Evan Gartenlaub

Officers
Evan Gartenlaub, President
Hoi Fong, Treasurer and Secretary
Kevin T. Medina, Chief Compliance Officer

* Non-Interested Trustee
Investment Adviser
SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017
Sub-Investment Adviser (SPARX Japan
Fund and SPARX Japan Smaller Companies Fund)
SPARX Asset Management, Co., Ltd.
Gate City Ohsaki, East Tower
16F 1-11-2 Ohsaki
Shinagawa-ku Tokyo 141-0032
Sub-Investment Advisers (SPARX Asia
Pacific Opportunities Fund and SPARX Asia
Pacific Equity Income Fund)
PMA Capital Management Limited
Harbour Place,
103 South Church Street
Grand Cayman, Cayman Islands
PMA Investment Advisors, Limited
6th Floor, ICBC Tower, Citibank Plaza
3 Garden Road, Central, Hong Kong
Administrator
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Underwriter
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072
THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-632-1320.

SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
     (b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) SPARX Asia Funds

By (Signature and Title)*	/s/ Evan Gartenlaub Evan Gartenlaub, President (principal executive officer)
Date June 30, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evan Gartenlaub

Evan Gartenlaub, President
(principal executive officer)
Date June 30, 2008

By (Signature and Title)*	/s/ Hoi Fong

Hoi Fong, Treasurer
(principal financial officer)
Date June 24, 2008

*	Print the name and title of each signing officer under his or her signature.